UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2011
___________________

ATMI, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-16239	06-1481060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Commerce Drive, Danbury, Connecticut	06810
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (203) 794-1100

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 25, 2011, the Board of Directors of ATMI, Inc. (“ATMI” or the “Company”) appointed David M. Ward to the position of Vice President and Principal Accounting Officer, in addition to his current title of Controller.

Mr. Ward, age 43, has served as Controller of the Company since October 2007.  Prior to that, Mr. Ward served as Assistant Controller from July 2001 to October 2007.  Mr. Ward joined ATMI as SEC Reporting Manager in June 2000.  Before joining ATMI, Mr. Ward was with Praxair, Inc. as Manager of Planning and Analysis, and prior to that Mr. Ward worked at Ernst & Young LLP as a Senior Auditor.  Mr. Ward is a certified public accountant.

In connection with Mr. Ward’s election as an officer of the Company, he was granted an award of 2,500 restricted stock units pursuant to the Company’s 2003 Stock Plan which vest 50% on the third anniversary of the grant date, and 25% on each of the fourth and fifth anniversary of the grant date.

Item 5.07. Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of the Company was held on May 25, 2011.  As of March 29, 2011, the record date for the meeting, 32,955,844 shares of ATMI common stock were outstanding.  A quorum consisting of 29,887,980 shares of common stock were present or represented at the meeting.  The stockholders elected both of the Company’s nominees for director, approved the compensation of the Company’s named executive officers on an advisory basis, advised that future votes on the compensation of the Company’s named executive officers be held annually, and ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.  The following tables represent the votes tabulated for each of these matters.

1.           Election of Directors

	For	Withheld	Broker Non-Votes
Mark A. Adley	26,828,311	1,296,621	1,763,048
Eugene G. Banucci	26,966,580	1,158,352	1,763,048

2.           Advisory Vote on Compensation of Named Executive Officers

For	17,146,024
Against	7,552,904
Abstain	3,426,004
Broker Non-Votes	1,763,048

3.           Advisory Vote on Frequency of Advisory Votes on Compensation of Named Executive Officers

One Year	22,904,378
Two Years	2,779,073
Three Years	2,361,290
Abstain	80,191
Broker Non-Votes	1,763,048

4.           Ratification of Ernst & Young LLP

For	28,869,468
Against	223,309
Abstain	795,203

Based on the results set forth above, until the next required vote on the frequency of shareholder votes on the compensation of named executive officers, the Company has decided to include an advisory vote on the compensation of named executive officers in its proxy materials on an annual basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMI, Inc. (Registrant)

May 26, 2011 (Date)	/s/ TIMOTHY C. CARLSON Timothy C. Carlson Executive Vice President, Chief Financial Officer and Treasurer